MERRILL LYNCH
                                                              GLOBAL
                                                              RESOURCES
                                                              TRUST

                                                     STRATEGIC
                                                              Performance

                                [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              January 31, 1999

MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

During the three-month period ended January 31, 1999, Merrill Lynch Global Resources Trust delivered improved relative performance compared to its peer group of resource funds. While the net asset value of the Trust's Class B Shares declined 7.1% in the January quarter, this was better than the 11.7% decline registered by the peer group average as measured by the Lipper Natural Resource Fund Average and the 9.7% drop in the unmanaged J.P. Morgan Commodity Index. For the 12-month period ended January 31, 1999, the total return of the Trust's Class B Shares exceeded the Lipper Natural Resource Fund Average by 7 percentage points. (Trust results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

Obviously, the Trust's negative total return for the 12-month period ended January 31, 1999 is disappointing. However, the extremely poor environment for commodity investments in 1998, as represented by the recent 23-year low in the Commodity Research Bureau Price Index, masked what we considered to be positive structural changes in the Trust. While continued commodity deflation remains a risk, we believe that the potential risk and reward of owning resources stocks is shifting to a more positive outlook. We believe our emphasis on stocks that have exposure to commodities with positive capacity utilization trends gives the Trust the potential to achieve both positive absolute and relative total returns over a one-year-two-year investment horizon.

During the quarter ended January 31, 1999, the declines of the Trust's total returns reflected the continued erosion of commodity prices. The environment facing our increased energy investments was particularly poor. Members of the Organization of Petroleum Exporting Countries (OPEC) continued to lack the resolve to meet their oil production quota targets. This surplus production coincided with a second consecutive warm winter in North America, resulting in oil prices reaching levels not seen in 13 years. Moreover, the traditional stability offered by our increased holdings of large-capitalization integrated oil companies appeared at risk, as all three components of their integrated operations -- upstream hydrocarbon production, refining and chemical production -- faced poor profit margin outlooks for the first half of 1999. The warm weather has particularly hurt our investments in natural gas exploration and production companies. Heating degree data to date indicates that this winter is 11.7% warmer than normal. If this trend continues, it could exceed even last year's record warm winter season. Natural gas in storage was 462 billion cubic feet (BCF) above last year's levels through the middle of February, and over 700 BCF above average storage levels for this time of year. At this point, it is highly unlikely that this surplus will be significantly reduced by the end of the heating season. Therefore, we expect natural gas prices to be under pressure until well into the next heating season.

Nonetheless, we remain committed to our investments in North American natural gas. The use of new technologies to exploit natural gas production, combined with the shrinking size of new field discoveries, has resulted in a steep depletion rate for North American natural gas supplies. Industry studies estimate that up to 70% of US gas supplies are depleting at a pace of 30% per year. To maintain ample gas production, the industry should be increasing the pace of drilling. However, the Baker Hughes rig count was recently at a 54-year low. The current low oil and gas prices have dramatically lowered oil company cash flows, and drilling budgets are being slashed as a result. Apache Corporation projects that its North American natural gas production will fall from 400 million cubic feet per day (MMCFD) to 340 MMCFD because of reduced capital spending. Similar cuts and results are being reported at other companies. Moreover, capital spending will be further constrained because debt levels have expanded sharply throughout the industry. The majority of smaller-capitalization oil and gas producers now have debt-to-total capitalization ratios exceeding 50%. Therefore, we believe any rebound in drilling will be muted as

Merrill Lynch Global Resources Trust                            January 31, 1999

gas prices recover, since these companies will have to repair their balance sheets. The combination of reduced drilling and rapid depletion of existing gas fields could result in a recovery in the price of natural gas, possibly as early as the next heating season.

During the three-month period ended January 31, 1999, we continued to focus on natural gas production companies with long reserve lives and strong financial positions. New holdings in the Trust included Canadian gas producers Rio Alto Exploration Ltd. and Canadian Hunter Exploration Ltd. We have also added a position in Anadarko Petroleum Corporation, the independent oil company with both North American natural gas exposure and large international oil discoveries and reserves. During the January quarter, we dramatically reduced our holdings in Snyder Oil Corporation. The company's merger with Santa Fe Energy Resources Ltd. diluted its exposure to our North American natural gas thesis.

Offsetting the poor environment for oil and oil service stocks was a rebound in some of the Trust's globally diversified resource investments. Holdings in plantation, forest products and steel shares appreciated during the three months ended January 31, 1999. In addition, consolidation activity again helped the Trust. Mobil Corporation shares appreciated after the announced merger with Exxon Corporation Shares of Argentine oil producer YPF Sociedad Anonima rose as takeover speculation increased with the sale of all but 5.3% of the Argentine government stake. We increased our holding in Smurfit-Stone Container Corporation, the shares of which soared 36% upon completion of the merger between Stone Container Corp. and Jefferson Smurfit Inc. The Trust also benefited from the acquisition of Getchell Gold Corp. by Placer Dome Inc., although the Trust's gain in the former was largely offset by a fall in Placer Dome Inc.'s shares over concerns that the company had overpaid for Getchell Gold Corp.

During the three-month period, we continued to pare the Trust's holdings in the gold sector, although we remain overweighted in gold. After a spectacular rise last September, gold stocks surrendered much of their gains. As inflation continues to abate to levels not seen in 30 years, the world has become increasingly concerned with deflation fears. The collapse of the Brazilian currency put further pressure on commodity prices, with the price of gold retreating to the bottom of its recent $280 - $300 per ounce trading range. The World Economic Council reported that gold demand rebounded late last year. However, there are ongoing concerns about central bank sales, and the gold industry has been slow to close high-cost capacity. Consequently, we eliminated our Great Central Mines Limited holding as it appreciated prior to a merger bid by Normandy Mining Limited. We will likely continue to sell some of our gold holdings coincident with gold price rallies, although we intend to maintain a position in the range of 5% to 10% of net assets. This would provide a hedge should the rapid increase in global monetary aggregates and lower global interest rates somehow spark inflation or debase faith in world currencies.

Throughout the January quarter, we continued to be watchful about the resolution of the world economic situation. In early February, The World Bank stated concerns that world commodity prices may not fully recover from their historic lows. At its recent meeting, the Group of Seven industrialized nations said that despite some positive trends in Asia, the overall outlook for world economic growth had deteriorated. At present, the amazing resilience of the United States economy has been the holdout against slowing world economic conditions. The failure of Japan to enact concrete regulatory reforms and provide fiscal stimulus is one of the keys to avoiding a global deflationary spiral, in our opinion. Tax cuts, similar to those passed by the United States in the early 1980s, could provide the economic stimulus needed to rescue Japan from its near decade-long recession. However, there have been few signs of serious reform to date. The management of some companies have reported that European economic growth is also slowing after the Brazilian economic crisis, and the new members of the European Economic and Monetary Union may also need to take some action. Without help from Japan and Europe in stimulating internal demand, the United States may not remain an island of prosperity.

Natural resource investments suffered severe declines since this crisis began back in July 1998, with the total return of the average resource fund dropping by 24% in 1998. However, adverse conditions seem to be largely discounted in current resource stock valuations. While many stock indexes rebounded and made new highs, the shares of commodity stocks now trade at price-to-sales ratios that are at historic 35-year lows. Some metals stocks are trading at or below their book values per share, and the integrated oil stocks possess historically high

Merrill Lynch Global Resources Trust                            January 31, 1999

yields relative to the overall stock market. Typically, valuations at these levels have been good entry points for resource investments. The consolidation trend within resource sectors should be an additional positive dynamic over a longer-term horizon. Further global economic slowing, especially if it extends to the United States, could depress resource sector results and share prices. However, the depressed valuations reflected by the shares could result in resource investments providing better relative returns than the overall stock market indexes.

In Conclusion

The actions we took over a year ago resulted in improved results relative to the peer group of resources funds. We continue to focus on attractively valued, financially strong companies with exposure to commodities that are subject to rising capacity utilization trends. We continue to believe that this mitigates risk in economic contractions, while enabling Trust investments to appreciate in economic expansions.

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
Executive Vice President


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

March 3, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Global Resources Trust                            January 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/98                                -15.08%          -19.54%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                          - 0.87           - 1.94
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                           + 3.69           + 3.13
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                                -15.98%          -19.34%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                          - 1.91           - 1.91
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                           + 2.62           + 2.62
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/98                                -15.95%          -16.79%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                   - 3.46           - 3.46
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without   % Return With
                                               Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/98                                -15.28%          -19.73%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                   - 2.69           - 3.93
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                                                      Ten Years/
                                                        12 Month                 3 Month            Since Inception
                                                      Total Return            Total Return           Total Return
===================================================================================================================
ML Global Resources Trust Class A Shares                 -17.13%                 -6.86%                +26.74%
-------------------------------------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares                 -18.04                  -7.06                 +14.25
-------------------------------------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares                 -17.99                  -7.44                 -16.84
-------------------------------------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares                 -17.38                  -6.89                 -13.92
===================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.

Merrill Lynch Global Resources Trust                            January 31, 1999

SCHEDULE OF INVESTMENTS

                                                                                                          Value      Percent of
Industries          Shares Held        Common Stocks                                      Cost          (Note 1a)    Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Aluminum               11,925      Alcoa Inc.                                        $    645,945     $    997,228       1.3%
                       19,400      Pechiney, S.A. (A Shares)                              782,024          660,454       0.9
                                                                                     ------------     ------------      ----
                                                                                        1,427,969        1,657,682       2.2
-------------------------------------------------------------------------------------------------------------------------------
Chemicals              28,000      Air Products and Chemicals, Inc.                       630,826          941,500       1.2
                       16,000      duPont (E.I.) de Nemours and Company                   631,592          819,000       1.1
                       29,000      Imperial Chemical Industries PLC (ADR) (a)           1,418,032        1,042,188       1.4
                                                                                     ------------     ------------      ----
                                                                                        2,680,450        2,802,688       3.7
-------------------------------------------------------------------------------------------------------------------------------
Diversified           102,000      Asahi Glass Company, Limited                         1,223,974          610,526       0.8
Companies              27,000      Ashland Inc.                                         1,144,672        1,282,500       1.7
                                                                                     ------------     ------------      ----
                                                                                        2,368,646        1,893,026       2.5
-------------------------------------------------------------------------------------------------------------------------------
Gold                  797,100      Acacia Resources Limited                             1,280,689        1,226,418       1.6
                       94,500      Ashanti Goldfields Company Ltd. (GDR) (b)            2,346,106          805,613       1.1
                      122,500      Cambior Inc.                                         1,625,848          600,331       0.8
                      599,200      Delta Gold N.L.                                      1,054,663          929,455       1.2
                      373,800    + Miramar Mining Corporation                           1,900,432          272,305       0.4
                       19,222      Newmont Mining Corporation                             707,254          339,989       0.4
                      920,000      Normandy Mining Limited                              1,040,108          798,464       1.0
                      211,000      Placer Dome Inc.                                     4,483,800        2,360,562       3.1
                    1,097,000      Resolute Limited                                     2,284,526          792,253       1.0
                                                                                     ------------     ------------      ----
                                                                                       16,723,426        8,125,390      10.6
-------------------------------------------------------------------------------------------------------------------------------
Integrated Oil          8,700      Amerada Hess Corporation                               481,488          413,250       0.5
Companies              89,100      BP Amoco PLC                                           360,693        1,202,751       1.6
                       19,320      BP Amoco PLC (ADR) (a)                                 816,651        1,567,335       2.0
                       30,400      Chevron Corporation                                  2,524,866        2,272,400       3.0
                       42,700      ENI (ADR) (a)                                        1,996,225        2,562,000       3.4
                       43,100      Elf Aquitaine S.A. (ADR) (a)                         1,586,637        2,354,338       3.1
                       11,900      Exxon Corporation                                      849,171          838,206       1.1
                       21,600      Mobil Corporation                                    1,703,721        1,894,050       2.5
                       92,300      Petro-Canada                                         1,016,743        1,090,294       1.4
                       28,300      Phillips Petroleum Company                           1,271,149        1,093,087       1.4
                       38,300      Texaco Inc.                                          2,177,183        1,814,463       2.4
                       23,900      Total, S.A. (Class B)                                1,460,458        2,427,394       3.2
                       35,400      YPF Sociedad Anonima (ADR) (a)                         867,831        1,128,375       1.5
                                                                                     ------------     ------------      ----
                                                                                       17,112,816       20,657,943      27.1
-------------------------------------------------------------------------------------------------------------------------------
Metals & Mining     1,803,712    + Centaur Mining and Exploration Limited               2,469,435          430,438       0.6
                      172,200    + Industrias Penoles, S.A. de C.V.                       757,856          525,931       0.7
                      939,009      M.I.M. Holdings Limited                              2,089,671          400,994       0.5
                      237,457      Minsur S.A.                                            597,621          356,998       0.5
                      196,000      Mitsubishi Materials Corporation                       973,251          342,174       0.4
                      105,700      Noranda, Inc.                                        1,391,185        1,141,000       1.5
                       79,300      Outokumpu OYJ                                        1,460,162          737,915       1.0
                        7,300      Phelps Dodge Corporation                               425,781          317,094       0.4
                          450    + Stillwater Mining Company                               10,105           11,813       0.0
                      110,000      Sumitomo Metal Mining Co.                              917,508          364,207       0.5
                       62,000      Trelleborg AB (Class B)                                842,932          584,696       0.8
                      643,400      WMC Limited                                          3,807,237        1,975,830       2.6
                      119,840    + Zimbabwe Platinum Mines Limited                         66,324           29,426       0.0
                                                                                     ------------     ------------      ----
                                                                                       15,809,068        7,218,516       9.5
-------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                            January 31, 1999

                                                                                                          Value      Percent of
Industries          Shares Held        Common Stocks                                      Cost          (Note 1a)    Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Producers    58,700      Alberta Energy Company Ltd.                       $  1,276,545     $  1,243,974       1.6%
                       31,500      Anadarko Petroleum Corporation                         843,498          852,469       1.1
                       41,000      Apache Corporation                                   1,085,270          789,250       1.0
                       26,697      Burlington Resources Inc.                              713,771          807,584       1.1
                       80,300      Cabot Oil & Gas Corporation (Class A)                1,246,175        1,053,937       1.4
                      187,550    + Canadian Hunter Exploration Ltd.                     1,303,460        1,366,258       1.8
                       54,900    + Chieftain International, Inc.                        1,232,560          679,387       0.9
                       36,500      Devon Energy Corporation                             1,209,569          955,844       1.2
                       83,400      Enron Oil & Gas Company                              1,712,551        1,438,650       1.9
                      180,900    + Gulf Canada Resources Limited (Ordinary)             1,424,587          463,556       0.6
                       16,000      IMC Global Inc.                                        292,000          291,000       0.4
                       78,000    + Northrock Resources Ltd.                               639,975          557,881       0.7
                       75,400    + Oryx Energy Company                                  1,295,814          918,937       1.2
                       43,300    + Rio Alto Exploration Ltd.                              414,518          401,457       0.5
                       70,400      Snyder Oil Corporation                               1,405,091          800,800       1.0
                       42,700      Unocal Corporation                                   1,489,462        1,216,950       1.6
                       40,800      Vastar Resources, Inc.                               1,720,948        1,568,250       2.1
                                                                                     ------------     ------------      ----
                                                                                       19,305,794       15,406,184      20.1
-------------------------------------------------------------------------------------------------------------------------------
Oil Services           25,400      Coflexip Stena Offshore Inc.                           528,758          762,000       1.0
                       26,100      McDermott International, Inc.                          912,733          539,944       0.7
                       31,900    + Noble Drilling Corporation                           1,004,685          426,662       0.6
                       44,600    + Stolt Comex Seaway, S.A.                             1,101,028          320,562       0.4
                       22,300    + Stolt Comex Seaway, S.A. (ADR) (a)                     273,434          131,013       0.2
                       70,300    + TransCoastal Marine Services, Inc.                   1,289,935          177,947       0.2
                       18,200      Transocean Offshore Inc.                               585,579          465,238       0.6
                       46,900      USX-Marathon Group                                   1,395,976        1,066,975       1.4
                       32,925    + Weatherford International, Inc.                      1,421,475          580,303       0.8
                                                                                     ------------     ------------      ----
                                                                                        8,513,603        4,470,644       5.9
-------------------------------------------------------------------------------------------------------------------------------
Paper & Pulp           45,666      Aracruz Celulose S.A. (ADR) (a)                        365,755          650,741       0.8
                       23,900      Bowater Incorporated                                 1,094,682          933,594       1.2
                       23,000      Champion International Corporation                   1,196,585          806,437       1.1
                      204,502      Nexfor Inc.                                            909,484          839,677       1.1
                      213,296    + Slocan Forest Products Ltd.                          1,926,964          642,713       0.8
                       93,865    + Smurfit-Stone Container Corporation                  1,180,672        1,507,707       2.0
                                                                                     ------------     ------------      ----
                                                                                        6,674,142        5,380,869       7.0
-------------------------------------------------------------------------------------------------------------------------------
Plantations           717,000      Golden Hope Plantations BHD                          1,325,785          680,160       0.9
                      578,000      Kuala Lumpur Kepong BHD                                790,865          913,836       1.2
                                                                                     ------------     ------------      ----
                                                                                        2,116,650        1,593,996       2.1
-------------------------------------------------------------------------------------------------------------------------------
Refining               38,400      Sunoco, Inc.                                         1,067,529        1,348,800       1.8
                       29,300      Ultramar Diamond Shamrock Corporation                  698,163          644,600       0.8
                                                                                     ------------     ------------      ----
                                                                                        1,765,692        1,993,400       2.6
-------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                            January 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                      Value      Percent of
Industries          Shares Held        Common Stocks                                  Cost          (Note 1a)    Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Steel                    12,400     Koninklijke Hoogovens N.V. (Class A)          $     545,807    $    337,716        0.4%
                        341,000     Nippon Steel Corporation                          1,163,723         604,111        0.8
                                                                                  -------------    ------------     ------
                                                                                      1,709,530         941,827        1.2
-------------------------------------------------------------------------------------------------------------------------------
Wood Products           146,100   + Riverside Forest Products Limited                 2,401,223       1,064,305        1.4
-------------------------------------------------------------------------------------------------------------------------------
                                    Total Common Stocks                              98,609,009      73,206,470       95.9
-------------------------------------------------------------------------------------------------------------------------------

                        Face
                       Amount               Short-Term Securities
-------------------------------------------------------------------------------------------------------------------------------
Repurchase          $ 3,021,000     Warburg Dillion Read LLC, purchased on
Agreements*                         1/29/1999 to yield 4.73% to 2/01/1999             3,021,000       3,021,000        4.0
-------------------------------------------------------------------------------------------------------------------------------
US Government         1,000,000     US Treasury Bills, 4.15% due 2/04/1999              999,308         999,308        1.3
Obligations**
-------------------------------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities                       4,020,308       4,020,308        5.3
-------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                 $ 102,629,317      77,226,778      101.2
                                                                                  =============
Liabilities in Excess of Other Assets                                                                  (913,605)      (1.2)
                                                                                                   ------------     ------
Net Assets                                                                                         $ 76,313,173      100.0%
                                                                                                   ============     ======
-------------------------------------------------------------------------------------------------------------------------------

(a)   American Depositary Receipts (ADR).
(b)   Global Depositary Receipts (GDR).
+     Non-income producing security.
* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
** US Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.

      See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1999

Assets:            Investments, at value (identified cost--$102,629,317) (Note 1a) .............                    $ 77,226,778
                   Cash ........................................................................                             655
                   Receivables:
                      Dividends ................................................................  $ 120,632
                      Securities sold ..........................................................    117,851
                      Beneficial interest sold .................................................     31,376              269,859
                                                                                                  ---------
                   Prepaid registration fees and other assets (Note 1g) ........................                          35,640
                                                                                                                    ------------
                   Total assets ................................................................                      77,532,932
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                      Securities purchased .....................................................    761,200
                      Beneficial interest redeemed .............................................    236,080
                      Investment adviser (Note 2) ..............................................     38,787
                      Distributor (Note 2) .....................................................     28,329            1,064,396
                                                                                                  ---------
                   Accrued expenses and other liabilities ......................................                         155,363
                                                                                                                    ------------
                   Total liabilities ...........................................................                       1,219,759
                                                                                                                    ------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ..................................................................                    $ 76,313,173
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $0.10 par value, unlimited number
Consist of:        of shares authorized ........................................................                    $     62,136
                   Class B Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized ........................................................                         168,693
                   Class C Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized ........................................................                          11,866
                   Class D Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized ........................................................                         412,023
                   Paid-in capital in excess of par ............................................                     113,354,701
                   Accumulated investment loss--net ............................................                        (214,235)
                   Accumulated realized capital losses on investments and foreign
                   currency transactions--net ..................................................                      (5,146,688)
                   Accumulated distributions in excess of realized capital gains on
                   investments and foreign currency transactions--net (Note 1h) ................                      (6,933,579)
                   Unrealized depreciation on investments and foreigncurrency
                   transactions--net ...........................................................                     (25,401,744)
                                                                                                                    ------------
                   Net assets ..................................................................                    $ 76,313,173
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $7,224,350 and 621,361 shares
                            of beneficial interest outstanding .................................                    $      11.63
                                                                                                                    ============
                   Class B--Based on net assets of $19,766,916 and 1,686,932 shares
                            of beneficial interest outstanding .................................                    $      11.72
                                                                                                                    ============
                   Class C--Based on net assets of $1,372,950 and 118,657 shares
                            of beneficial interest outstanding .................................                    $      11.57
                                                                                                                    ============
                   Class D--Based on net assets of $47,948,957 and 4,120,228 shares
                            of beneficial interest outstanding .................................                    $      11.64
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

Statement of Operations for the Six Months Ended January 31, 1999

Investment           Dividends (net of $56,745 foreign withholding tax) ....................                     $    702,389
Income               Interest and discount earned ..........................................                          192,233
(Notes 1e & 1f):                                                                                                 ------------
                     Total income ..........................................................                          894,622
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .....................................  $  261,128
                     Account maintenance & distribution fees-Class B (Note 2) ..............     121,250
                     Transfer agent fees-Class D (Note 2) ..................................      85,744
                     Account maintenance fees-Class D (Note 2) .............................      66,739
                     Transfer agent fees-Class B (Note 2) ..................................      46,082
                     Printing and shareholder reports ......................................      38,521
                     Professional fees .....................................................      34,973
                     Registration fees (Note 1g) ...........................................      29,186
                     Custodian fees ........................................................      28,603
                     Trustees' fees and expenses ...........................................      27,495
                     Accounting services (Note 2) ..........................................      16,958
                     Transfer agent fees-Class A (Note 2) ..................................      12,860
                     Account maintenance and distribution fees-Class C (Note 2) ............       6,966
                     Transfer agent fees-Class C (Note 2) ..................................       2,675
                     Pricing fees ..........................................................       1,961
                     Other .................................................................       3,646
                                                                                              ----------
                     Total expenses ........................................................                          784,787
                                                                                                                 ------------
                     Investment income--net ................................................                          109,835
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Realized &           Realized loss from:
Unrealized Gain         Investments--net ...................................................  (5,122,685)
(Loss) on               Foreign currency transactions--net .................................     (24,003)          (5,146,688)
Investments &                                                                                 ----------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments--net ...................................................  (2,698,316)
(Notes 1c, 1d,          Foreign currency transactions--net .................................       6,021           (2,692,295)
1f & 3):                                                                                      ----------         ------------
                     Net realized and unrealized loss on investments and
                     foreign currency transactions .........................................                       (7,838,983)
                                                                                                                 ------------
                     Net Decrease in Net Assets Resulting from Operations ..................                     $ (7,729,148)
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

Statements of Changes in Net Assets

                                                                                                  For the Six             For the
                                                                                                  Months Ended          Year Ended
                                                                                                  January 31,            July 31,
Increase (Decrease) in Net Assets:                                                                    1999                 1998
------------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ....................................................  $    109,835        $     411,274
                     Realized loss on investments and foreign currency transactions--net .......    (5,146,688)          (2,848,041)
                     Change in unrealized appreciation/depreciation on investments
                     and foreign currency transactions--net ....................................    (2,692,295)         (44,029,029)
                                                                                                  ------------        -------------
                     Net decrease in net assets resulting from operations ......................    (7,729,148)         (46,465,796)
                                                                                                  ------------        -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to        Class A ................................................................      (123,766)             (89,265)
Shareholders            Class D ................................................................      (562,258)            (239,469)
(Note 1h):           Realized gain on investments--net:
                        Class A ................................................................            --           (1,233,600)
                        Class B ................................................................            --           (5,053,865)
                        Class C ................................................................            --             (178,070)
                        Class D ................................................................            --           (7,236,347)
                     In excess of realized gain on investments--net:
                        Class A ................................................................       (51,962)            (591,336)
                        Class B ................................................................            --           (2,422,613)
                        Class C ................................................................        (4,683)             (85,359)
                        Class D ................................................................      (348,806)          (3,468,803)
                                                                                                  ------------        -------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .............................................    (1,091,475)         (20,598,727)
                                                                                                  ------------        -------------
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial
Transactions         interest transactions .....................................................   (15,422,886)         (38,351,521)
(Note 4):                                                                                         ------------        -------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ..............................................   (24,243,509)        (105,416,044)
                     Beginning of period .......................................................   100,556,682          205,972,726
                                                                                                  ------------        -------------
                     End of period* ............................................................  $ 76,313,173        $ 100,556,682
                                                                                                  ============        =============
------------------------------------------------------------------------------------------------------------------------------------
                   * Undistributed (accumulated) investment income (loss)--net .................  $   (214,235)       $     361,954
                                                                                                  ============        =============
------------------------------------------------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

Financial Highlights

                                                                                           Class A
                                                                 ----------------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.               Ended              For the Year Ended July 31,
                                                                  January 31,  --------------------------------------------
Increase (Decrease) in Net Asset Value:                              1999+       1998+      1997+       1996+         1995
---------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .......  $ 12.93     $ 19.90     $ 17.27     $ 16.70      $ 15.84
Operating                                                          -------     -------     -------     -------      -------
Performance:         Investment income--net .....................      .04         .13         .14         .22          .22
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..........................    (1.08)      (5.00)       2.91         .50          .88
                                                                   -------     -------     -------     -------      -------
                     Total from investment operations ...........    (1.04)      (4.87)       3.05         .72         1.10
                                                                   -------     -------     -------     -------      -------
                     Less dividends and distributions:
                        Investment income--net ..................     (.18)       (.10)       (.23)       (.15)        (.24)
                        Realized gain on investments--net .......     (.08)      (1.35)       (.19)         --           --
                        In excess of realized gain on
                        investments--net ........................       --        (.65)         --          --           --
                                                                   -------     -------     -------     -------      -------
                     Total dividends and distributions ..........     (.26)      (2.10)       (.42)       (.15)        (.24)
                                                                   -------     -------     -------     -------      -------
                     Net asset value, end of period .............  $ 11.63     $ 12.93     $ 19.90     $ 17.27      $ 16.70
                                                                   =======     =======     =======     =======      =======
---------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........    (7.90%)++  (27.00%)     17.95%       4.34%        7.05%
Return:**                                                          =======     =======     =======     =======      =======
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...................................     1.34%*      1.07%       1.01%       1.03%        1.06%
Net Assets:                                                        =======     =======     =======     =======      =======
                     Investment income--net .....................      .71%*       .79%        .76%       1.26%        1.34%
                                                                   =======     =======     =======     =======      =======
---------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...  $ 7,224     $ 9,082    $ 18,504    $ 22,726     $ 28,729
Data:                                                              =======     =======     =======     =======      =======
                     Portfolio turnover .........................    19.45%      21.04%      24.23%      26.48%       31.64%
                                                                   =======     =======     =======     =======      =======
---------------------------------------------------------------------------------------------------------------------------

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

Financial Highlights (continued)

                                                                                               Class B
                                                                 ----------------------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                  For the Year Ended July 31,
                                                                 January 31,    -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            1999++         1998++        1997++        1996++       1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .....  $  12.79       $  19.80      $  17.16      $  16.62     $  15.72
Operating                                                        --------       --------      --------      --------     --------
Performance:         Investment income (loss)--net ............      (.02)          (.05)         (.05)          .03          .10
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ........................     (1.05)         (4.96)         2.90           .51          .84
                                                                 --------       --------      --------      --------     --------
                     Total from investment operations .........     (1.07)         (5.01)         2.85           .54          .94
                                                                 --------       --------      --------      --------     --------
                     Less dividends and distributions:
                        Investment income--net ................        --             --          (.02)           --+        (.04)
                        Realized gain on investments--net .....        --          (1.35)         (.19)           --           --
                        In excess of realized gain on
                        investments--net ......................        --           (.65)           --            --           --
                                                                 --------       --------      --------      --------     --------
                     Total dividends and distributions ........        --          (2.00)         (.21)           --         (.04)
                                                                 --------       --------      --------      --------     --------
                     Net asset value, end of period ...........  $  11.72       $  12.79      $  19.80      $  17.16     $  16.62
                                                                 ========       ========      ========      ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......     (8.37%)+++    (27.76%)       16.72%         3.26%        5.95%
Return:**                                                        ========       ========      ========      ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................      2.40%*         2.11%         2.04%         2.07%        2.08%
Net Assets:                                                      ========       ========      ========      ========     ========
                     Investment income (loss)--net ............      (.31%)*        (.29%)        (.29%)         .20%         .31%
                                                                 ========       ========      ========      ========     ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)..  $ 19,767       $ 29,794      $ 77,386      $ 94,199     $141,800
Data:                                                            ========       ========      ========      ========     ========
                     Portfolio turnover .......................     19.45%         21.04%        24.23%        26.48%       31.64%
                                                                 ========       ========      ========      ========     ========
---------------------------------------------------------------------------------------------------------------------------------

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Amount is less than $.01 per share.
            ++    Based on average shares outstanding.
            +++   Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

Financial Highlights (continued)

                                                                                               Class C
                                                                  --------------------------------------------------------------
                                                                                                                        For the
The following per share data and ratios have been derived         For the                                                Period
from information provided in the financial statements.           Six Months                                             Oct. 21,
                                                                   Ended             For the Year Ended July 31,        1994+ to
                                                                 January 31,    ------------------------------------    July 31,
Increase (Decrease) in Net Asset Value:                           1999++          1998++       1997++        1996++       1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...... $   12.67       $   19.64    $   17.08     $   16.55   $   15.93
Operating                                                       ---------       ---------    ---------     ---------   ---------
Performance:        Investment income (loss)--net .............      (.02)           (.04)        (.06)          .04         .05

                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net .........................     (1.04)          (4.93)        2.90           .49         .62
                                                                ---------       ---------    ---------     ---------   ---------
                    Total from investment operations ..........     (1.06)          (4.97)        2.84           .53         .67
                                                                ---------       ---------    ---------     ---------   ---------
                    Less dividends and distributions:
                       Investment income--net .................        --              --         (.09)           --        (.05)
                       Realized gain on investments--net ......      (.04)          (1.35)        (.19)           --          --
                       In excess of realized gain on
                       investments--net .......................        --            (.65)          --            --          --
                                                                ---------       ---------    ---------     ---------   ---------
                    Total dividends and distributions .........      (.04)          (2.00)        (.28)           --        (.05)
                                                                ---------       ---------    ---------     ---------   ---------
                    Net asset value, end of period ............ $   11.57       $   12.67    $   19.64     $   17.08   $   16.55
                                                                =========       =========    =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ........     (8.34%)+++     (27.78%)      16.77%         3.20%       4.26%+++
Return:**                                                       =========       =========    =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses ..................................      2.40%*          2.12%        2.06%         2.07%       2.20%*
Net Assets:                                                     =========       =========    =========     =========   =========
                    Investment income (loss)--net ............      (.40%)*         (.29%)       (.33%)         .27%        .28%*
                                                                =========       =========    =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands) .. $   1,373       $   1,461    $   2,680     $   3,388   $   2,800
Data:                                                           =========       =========    =========     =========   =========
                    Portfolio turnover ........................     19.45%          21.04%       24.23%        26.48%      31.64%
                                                                =========       =========    =========     =========   =========
--------------------------------------------------------------------------------------------------------------------------------

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Commencement of operations.
            ++    Based on average shares outstanding.
            +++   Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                              Class D
                                                                  --------------------------------------------------------------
                                                                                                                        For the
The following per share data and ratios have been derived          For the                                               Period
from information provided in the financial statements.            Six Months                                            Oct. 21,
                                                                    Ended            For the Year Ended July 31,        1994+ to
                                                                  January 31,  ------------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                            1999++         1998++       1997++        1996++       1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .....  $  12.89      $  19.83      $  17.21      $  16.67     $  15.96
Operating                                                        --------      --------      --------      --------     --------
Performance:         Investment income--net ...................       .03           .09           .09           .17          .12
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ........................     (1.07)        (4.99)         2.91           .50          .66
                                                                 --------      --------      --------      --------     --------
                     Total from investment operations .........     (1.04)        (4.90)         3.00           .67          .78
                                                                 --------      --------      --------      --------     --------
                     Less dividends and distributions:
                        Investment income--net ................      (.13)         (.04)         (.19)         (.13)        (.07)
                        Realized gain on investments--net .....      (.08)        (1.35)         (.19)           --           --
                        In excess of realized gain on
                        investments--net ......................        --          (.65)           --            --           --
                                                                 --------      --------      --------      --------     --------
                     Total dividends and distributions ........      (.21)        (2.04)         (.38)         (.13)        (.07)
                                                                 --------      --------      --------      --------     --------
                     Net asset value, end of period ...........  $  11.64      $  12.89      $  19.83      $  17.21     $  16.67
                                                                 ========      ========      ========      ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......     (8.02%)+++   (27.15%)       17.66%         4.06%        4.93%+++
Return:**                                                        ========      ========      ========      ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................      1.59%*        1.32%         1.26%         1.27%        1.39%*
Net Assets:                                                      ========      ========      ========      ========     ========
                     Investment income--net ...................       .46%*         .55%          .51%         1.00%        1.02%*
                                                                 ========      ========      ========      ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)..  $ 47,949      $ 60,220      $107,403      $108,924     $107,467
Data:                                                            ========      ========      ========      ========     ========
                     Portfolio turnover .......................     19.45%        21.04%        24.23%        26.48%       31.64%
                                                                 ========      ========      ========      ========     ========
--------------------------------------------------------------------------------------------------------------------------------

            *     Annualized.
            **    Total investment returns exclude the effects of sales loads.
            +     Commencement of operations.
            ++    Based on average shares outstanding.
            +++   Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                            January 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Trust offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements -- The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts.

o Options -- The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at

Merrill Lynch Global Resources Trust                            January 31, 1999
the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and o t distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income --Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to deferring tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account           Distribution
                                             Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B .................................         0.25%               0.75%
Class C .................................         0.25%               0.75%
Class D .................................         0.25%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                   MLFD                   MLPF&S
--------------------------------------------------------------------------------
Class A .................................         $  103                  $1,212
Class D .................................         $   37                  $  652
--------------------------------------------------------------------------------

For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $24,088 and $438 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $8,850 in commissions on the execution of portfolio security transactions for the Trust for the six months ended January 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Merrill Lynch Global Resources Trust                            January 31, 1999

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $15,325,423 and $28,785,229, respectively.

Net realized losses for the six months ended January 31, 1999 and net unrealized gains (losses) as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                    Losses        Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ....................       $(5,122,089)     $(25,402,539)
Short-term investments ...................              (596)               --
Foreign currency transactions ............           (24,003)              795
                                                 -----------      ------------
Total ....................................       $(5,146,688)     $(25,401,744)
                                                 ===========      ============
--------------------------------------------------------------------------------

As of January 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $25,402,539, of which $6,821,563 related to appreciated securities and $32,224,102 related to depreciated securities. At January 31, 1999, the aggregate cost of investments for Federal income tax purposes was $102,629,317.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $15,422,886 and $38,351,521 for the six months ended January 31, 1999 and for the year ended July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 1999                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        109,929    $  1,328,008
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................         14,279         155,903
                                                     ----------    ------------
Total issued ...................................        124,208       1,483,911
Shares redeemed ................................       (205,322)     (2,466,478)
                                                     ----------    ------------
Net decrease ...................................        (81,114)   $   (982,567)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                     Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        251,435    $  3,890,541
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................         98,253       1,700,980
                                                     ----------    ------------
Total issued ...................................        349,688       5,591,521
Shares redeemed ................................       (577,238)     (9,070,150)
                                                     ----------    ------------
Net decrease ...................................       (227,550)   $ (3,478,629)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 1999                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................         91,370    $  1,107,927
Automatic conversion of shares .................        (63,582)       (765,170)
Shares redeemed ................................       (670,230)     (8,063,596)
                                                     ----------    ------------
Net decrease ...................................       (642,442)   $ (7,720,839)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                     Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        372,051    $  6,141,470
Shares issued to shareholders
in reinvestment of distributions ...............        352,334       6,075,936
                                                     ----------    ------------
Total issued ...................................        724,385      12,217,406
Automatic conversion of shares .................       (174,357)     (2,685,847)
Shares redeemed ................................     (2,129,327)    (33,391,721)
                                                     ----------    ------------
Net decrease ...................................     (1,579,299)   $(23,860,162)
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 1999                                  Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................         27,001    $    318,848
Shares issued to shareholders
in reinvestment of distributions ...............            380           4,096
                                                     ----------    ------------
Total issued ...................................         27,381         322,944
Shares redeemed ................................        (24,026)       (292,976)
                                                     ----------    ------------
Net increase ...................................          3,355    $     29,968
                                                     ==========    ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                                     Shares         Amount
--------------------------------------------------------------------------------
Shares sold ....................................        292,397    $  4,497,842
Shares issued to shareholders
in reinvestment of distributions ...............         13,740         233,761
                                                     ----------    ------------
Total issued ...................................        306,137       4,731,603
Shares redeemed ................................       (327,342)     (5,047,786)
                                                     ----------    ------------
Net decrease ...................................        (21,205)   $   (316,183)
                                                     ==========    ============
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                            January 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 1999                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             50,556        $    608,857
Automatic conversion
of shares ..............................             63,561             765,170
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             61,096             666,540
                                                  ---------        ------------
Total issued ...........................            175,213           2,040,567
Shares redeemed ........................           (727,966)         (8,790,015)
                                                  ---------        ------------
Net decrease ...........................           (552,753)       $ (6,749,448)
                                                  =========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            688,374        $ 12,306,366
Automatic conversion
of shares ..............................            173,783           2,685,847
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            465,362           8,004,915
                                                  ---------        ------------
Total issued ...........................          1,327,519          22,997,128
Shares redeemed ........................         (2,069,885)        (33,693,675)
                                                  ---------        ------------
Net decrease ...........................           (742,366)       $(10,696,547)
                                                  =========        ============
--------------------------------------------------------------------------------

5. Commitments:

On January 31, 1999, the Trust had entered into foreign exchange contracts, under which it had agreed to buy foreign currency with the approximate value of $328,000.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Robert M. Shearer, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive
East Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President
of Merrill Lynch Global Resources Trust have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard and Mr. Harvey well in their retirements.
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                            January 31, 1999

PORTFOLIO INFORMATION

As of January 31, 1999

                                                                 Percent of
Ten Largest Equity Holdings ..................................   Net Assets

ENI (ADR) ....................................................       3.4%
Total S.A. (Class B) .........................................       3.2
Placer Dome Inc. .............................................       3.1
Elf Aquitaine S.A. (ADR) .....................................       3.1
Chevron Corporation ..........................................       3.0
WMC Limited ..................................................       2.6
Mobil Corporation ............................................       2.5
Texaco Inc. ..................................................       2.4
Vastar Resources, Inc. .......................................       2.1
BP Amoco PLC (ADR) ...........................................       2.0

                                                                 Percent of
Geographic Allocation                                            Net Assets

United States ................................................      42.2%
Canada .......................................................      16.6
Australia ....................................................       8.5
France .......................................................       8.2
United Kingdom ...............................................       5.0
Italy ........................................................       3.4
Japan ........................................................       2.5
Malaysia .....................................................       2.1
Argentina ....................................................       1.5
Ghana ........................................................       1.1
Finland ......................................................       1.0
Brazil .......................................................       0.8
Sweden .......................................................       0.8
Mexico .......................................................       0.7
Norway .......................................................       0.6
Peru .........................................................       0.5
Netherlands ..................................................       0.4

Equity Portfolio Changes for the Quarter Ended January 31, 1999

Additions

Anadarko Petroleum Corporation
BP Amoco PLC (ADR)
Canadian Hunter Exploration Ltd.
Exxon Corporation
IMC Global Inc.
Rio Alto Exploration Ltd.
Stillwater Mining Company
USX-Marathon Group

Deletions

EEX Corporation
Getchell Gold Corp.
Great Central Mines Limited
North Limited
Renaissance Energy Ltd.
Savage Resources Limited
Valero Energy Corporation

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011 Princeton, NJ
08543-9011                                                        #10303 -- 1/99


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